September 30, 1997
Annual Report

Calvert New vision Small Cap Fund

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Calvert Group Information

To Open an Account
800-368-2748

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(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

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800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Calvert Group Web-Site
Address: http://www.calvertgroup.com

Please check the inside back cover for Calvert Group's Family of Funds

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by a prospectus.


Calvert New vision Small Cap Fund

Special Notice

This audited report replaces the September 30, 1997 semi-annual report. The next semi-annual you receive will be dated March 31, 1998. The annual report will now be issued as of September 30 each year.

Calvert Group

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

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Table of Contents
President's Letter                         1
Portfolio Manager Remarks                  2
Report of Independent Accountants          4
Schedule of Investments                    5
Statement of Assets and Liabilities        8
Statement of Operations                    9
Statements of Changes in Net Assets       10
Notes to Financial Statements             11
Financial Highlights                      14


Dear Shareholders:
The financial markets have been exceptionally volatile over the past few weeks. Events began to unfold in mid August, when the Asian currency crisis bled over to the Far East markets causing those markets to stumble, setting off a domino-effect that spread to all world markets. Just as market observers were predicting a repeat of the October 19, 1987 slide, stocks rallied back. At Calvert Group, we see this recent roller coaster ride as an example of the ups and downs inevitable in stock market investing. We don't believe the skies have suddenly darkened over the entire market. Fundamentals are still strong. There is no evidence of surging inflation, the economy is expanding at a sustainable pace and money continues to flow into the market.
For investors troubled by the recent volatility, we suggest two time-tested approaches. First, make investment decisions based on your time horizon and tolerance for risk. Second, diversifying among different types of asset classes can help lessen the sting of a sudden fall in stock prices. Your financial professional can help you decide whether your portfolio is well balanced.
In closing, I'd like to call your attention to the new format of our shareholder reports. The changes were intended to put you in closer contact with the portfolio manager and make the reports more interesting to read. We welcome your comments.

Sincerely,
/s/
Barbara J. Krumsiek
President and CEO
November 3, 1997

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Portfolio Statistics
September 30, 1997

Ten Largest Stock Holdings
                             % of Net Assets
GeoTel Communications                   4.5%
CareMatrix Corp.                        3.8%
Pacific Gateway Exchange, Inc.          3.4%
USLD Communications Corp.               3.3%
CFM Technologies                        3.1%
Linens 'N Things, Inc.                  3.0%
Vans, Inc.                              3.0%
Healthcare Financial Partners, Inc.     2.9%
NCO Group, Inc.                         2.9%
Wild Oats Markets, Inc.                 2.8%
Total                                  32.7%

Investment Performance

                                    6 Months
New Vision Small Cap Fund             30.53%
Russell 2000 Index TR                 33.51%
Lipper Small-Cap Funds Index          34.91%

Investment Performance is for Class A shares and does not reflect the deduction of any front-end sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

A DISCUSSION WITH VICE PRESIDENT OF EQUITIES, JOHN NICHOLS

How have small-cap stocks as a group performed?
After posting disappointing returns for the first half of 1997, small stocks staged an impressive turnaround in the last quarter covered by the report. Investors were finally convinced that large-cap stocks had become too expensive and that small- and mid-cap issues represented better values.

How did the Fund perform relative to its benchmark?
Although the Calvert New Vision Small Cap Fund just began operations on January 31, 1997, we were generally well positioned to participate in this recovery. The Fund's growth orientation and significant exposure to some of the strongest sectors, including technology and retail, were positive for performance.
Specific stock picks in the technology and health care groups accounted for much of the margin of underperformance. Going into the rally, we still had a sizable cash position (20.12% of assets on June 30, 1997). This also held us back relative to the Index, which is always fully invested.

Calvert Group just announced a change in New Vision Fund management. Would you explain the reason for the change?
Just after the close of this reporting period, management of New Vision Fund assets was transferred from Portfolio Advisory Services, Inc. to Awad & Associates. We made this change in order to give investors the benefit of a more proven strategy for selecting investments and additional experience managing small-cap stock portfolios. The change does not in any way affect the New Vision Fund's investment strategy or objective.

In your view, what's ahead for small-cap investors?
Typically, small-cap stocks lead or lag large-caps for a protracted period, and we're hopeful we are entering a cycle of sustained overperformance. Still, we've had now almost three years of very generous stock market returns across all major market averages. The market's advance is not likely to be as broad going forward, and strong stock selection will likely be the critical factor.

October 20, 1997

Portfolio Statistics
September 30, 1997

Cumulative Total Returns
                                    Class A Shares
                                    As of 9/30/97
Since inception (1/31/97)           -.63%

                                    Class C Shares
                                    As of 9/30/97
Since inception (1/31/97)           4.13%

Performance Comparison
Comparison in change of value of $10,000 investment.

Bar chart here showing comparison from 1/31/97 to 9/30/97
Calvert New Vision Small Cap Fund (A)       $9,938
Calvert New Vision Small Cap Fund (C)       $10,413
Russell 2000 Index TR                       $12,412

Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

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Report of Independent Accountants

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Calvert New Vision Small Cap Fund, including the schedule of investments, as of September 30, 1997, and the related statement of operations, statement of changes in net assets and financial highlights for the period January 31, 1997 (commencement of operations) through September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert New Vision Small Cap Fund as of September 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the period stated in the first paragraph, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
April 10, 1998

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997

Equity Securities - 78.3%                        Shares               Value

Building - 2.3%
Standard Pacific Corp.                           7,700              $80,850
                                                                     80,850

Commercial Services - 3.9%
CKS Group, Inc.*                                 1,000               37,500
NCO Group, Inc.*                                 2,800              103,600
                                                                    141,100

Computer - Integrated Systems - 1.7%
Daou Systems, Inc.*                              1,900               59,375
                                                                     59,375

Computer - Services - 2.0%
Sapient Corp.*                                   1,400               71,225
                                                                     71,225

Electronics - Semiconductor Equipment - 2.1%
PRI Automation, Inc.*                            1,300               76,050
                                                                     76,050

Electronics - Semiconductor Manufacturing - 8.1%
CFM Technologies, Inc.*                          2,800              109,725
PMC Sierra, Inc.*                                3,300               84,150
Sanmina Corp.*                                   1,100               95,219
                                                                    289,094

Financial Services - 2.9%
Healthcare Financial Partners, Inc.*             3,400              104,975
                                                                    104,975

Food - 2.7%
Wild Oats Markets, Inc.*                         3,300               98,588
                                                                     98,588

Human Resources - Services - 2.7%
Corestaff, Inc.*                                 3,000               97,125
                                                                     97,125

Medical Products - 2.4%
Bionx Implants, Inc.*                            3,900               86,288
                                                                     86,288

Oil and Gas - Machinery and Equipment - 2.6%
Varco International, Inc.*                       1,900               92,150
                                                                     92,150

Pharmaceuticals - 1.3%
Guilford Pharmaceuticals, Inc.*                  1,600               47,200
                                                                     47,200

Pollution Control - Services - 2.8%
Newpark Resources, Inc.*                         2,500              $98,281
                                                                     98,281

Printing - 1.3%
Consolidated Graphics, Inc.*                     900                 44,775
                                                                     44,775

Retail - Apparel and Shoes - 3.0%
Vans, Inc.*                                      6,700              107,200
                                                                    107,200

Retail - Bedding - 3.0%
Linens N Things, Inc.*                           3,200              107,200
                                                                    107,200

Retail - Discount - 2.6%
Tuesday Morning Corp.*                           4,000               94,250
                                                                     94,250

Retail - Restaurants - 1.4%
Showbiz Pizza Time, Inc.*                        2,100               48,300
                                                                     48,300

Retirement - Aged Care - 6.3%
CareMatrix Corp.*                                5,300              134,487
Curative Health Services, Inc.*                  2,900               90,263
                                                                    224,750

Software - Computer - 7.0%
Rational Software Corp.*                         5,000               80,000
Siebel Systems, Inc.*                            1,900               80,869
Vantive Corp.*                                   3,700               88,800
                                                                    249,669

Telecommunications - 11.1%
GeoTel Communications Corp.*                     8,500              160,437
Pacific Gateway Exchange, Inc.*                  3,100              121,287
USLD Communications Corp.*                       5,800              116,363
                                                                    398,087

Transportation - Trucking - 2.7%
Swift Transportation Co., Inc.*                  3,100               98,037
                                                                     98,037

Wholesale - Miscellaneous Goods - 2.4%
Action Performance Companies, Inc.*              3,000               87,375
                                                                     87,375

     Total Equity Securities (Cost $2,329,222)                    2,801,944

         TOTAL INVESTMENTS (Cost $2,329,222) - 78.3%             $2,801,944
         Other assets in excess of liabilities - 21.7%              776,272
         Net Assets - 100%                                       $3,578,216


* Non-income producing

See notes to financial statements.


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SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 1997

Options Written                                  Contracts            Value

PRI Automation, Inc., Call Options
     Expiration 11/22/97, Strike Price 60        13                  $6,500
Sanmina Corp., Call Options
     Expiration 10/18/97, Strike Price 85        11                   5,088

         TOTAL OPTIONS WRITTEN
         (Premium $12,546 )                                         $11,588


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
Investments in securities, at value                              $2,801,944
Cash                                             727,776
Receivable for securities sold                                       30,421
Receivable for shares sold                                           12,701
Receivable from Calvert Asset Management Co., Inc.                    1,979
Other assets                                                         20,845
     Total assets                                                 3,595,666

Liabilities
Options written, at value (premiums $12,546)                         11,588
Payable for Calvert Administrative Services Co.                         300
Payable to Calvert Shareholders Services, Inc.                        1,116
Payable to Calvert Distributors, Inc.                                   986
Accrued expenses and other liabilities                                3,460
     Total liabilities                                               17,450
         Net assets                                              $3,578,216

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest;
     unlimited number of no par shares authorized:
         Class A: 208,338 shares outstanding                     $2,879,597
         Class C: 20,368 shares outstanding                         245,042
Accumulated net realized gain (loss) on investments                (20,103)
Net unrealized appreciation (depreciation) on investments           473,680

     Net Assets                                                  $3,578,216

Net Asset Value per Share
Class A (based on net assets of $3,259,982)                          $15.65
Class C (based on net assets of $318,234)                            $15.62


See notes to financial statements.

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STATEMENT OF OPERATIONS JANUARY 31, 1997 (INCEPTION)
TO SEPTEMBER 30, 1997

Net Investment Income
Investment Income
     Interest Income                                                 $2,618
     Dividend income                                                    330
         Total investment income                                      2,948

Expenses
     Investment advisory fee                                         14,100
     Transfer agency fees and expenses                                7,424
     Distribution Plan expenses:
         Class A                                                      3,390
         Class C                                                      2,104
     Trustee's fees and expenses                                        732
     Administrative fees                                              1,567
     Custodian fees                                                   6,999
     Registration fees                                               37,423
     Reports to shareholders                                          6,906
     Professional fees                                                5,101
     Miscellaneous                                                    1,255
     Reimbursement from Advisor                                    (65,410)
         Total expenses                                              21,591
         Fees paid indirectly                                       (6,999)
              Net expenses                                           14,592

              Net Investment Income (Loss)                         (11,644)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                            (8,459)
Change in unrealized appreciation or depreciation                   473,680

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                             465,221

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                        $453,577


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                           January 31, 1997
                                                                (Inception)
                                                           to September 30,
Increase (Decrease) in Net Assets                                      1997
Operations
     Net investment income (loss)                                 $(11,644)
     Net realized gain (loss)                                       (8,459)
     Change in unrealized appreciation or depreciation              473,680

         Increase (Decrease) in Net Assets
         Resulting From Operations                                  453,577

Capital share transactions:
     Shares sold:
         Class A Shares                                           3,645,490
         Class C Shares                                             542,096
     Shares redeemed:
         Class A Shares                                           (765,893)
         Class C Shares                                           (297,054)
     Total capital share transactions                             3,124,639

Total Increase (Decrease) in Net Assets                           3,578,216

Net Assets
Beginning of period                                                       -
End of period                                                    $3,578,216

Capital Share Activity
Shares sold:
     Class A Shares                                                 262,408
     Class C Shares                                                  40,453
Shares redeemed:
     Class A Shares                                                (54,070)
     Class C Shares                                                (20,085)
Total capital share activity                                        228,706


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A - Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 1997, offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

The Fund originally issued an audited report dated March 31, 1997. The Fund has since established a year-end dated September 30, 1997. The period covered under the new annual report is January 31, 1997 through September 30, 1997.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .90% of the Fund's average daily net assets.

The Advisor voluntarily waived and reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $65,410.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .10% of the average daily net assets of the Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% and 1.00% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $11,744 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $5,304,465 and $2,966,783, respectively.

The cost of investments owned at September 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $472,722, of which $514,583 related to appreciated securities and $41,861 related to depreciated securities.

Securities having an aggregate market value of $171,269 were identified to cover open options written at September 30, 1997.

Note D - Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1997.

Note E - Subsequent Events

The shareholders of each class of the Calvert Strategic Growth Fund ("Strategic Growth") approved a merger into the Fund on December 9, 1997. The acquisition was accomplished by a tax-free exchange of net assets of Strategic Growth, for respective shares of the Fund.

Effective April 1, 1998, the Fund began to offer Class B shares of beneficial interest. Class B shares are sold without a front-end sales charge, but may impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class B shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

FINANCIAL HIGHLIGHTS

                                                  Period Ended
                                                 September 30,
Class A Shares                                           1997#

Net asset value, beginning                              $15.00
Income from investment operations
     Net investment income (loss)                        (.05)
     Net realized and unrealized gain (loss)               .70
         Total from investment operations                  .65
Distributions from
     Net investment income                                   -
     Net realized gain                                       -
         Total distributions                                 -
Total increase (decrease) in net asset value               .65
Net asset value, ending                                 $15.65
Total return*                                            4.33%
Ratios to average net assets:
     Net investment income (loss)                    (.71%)(a)
     Total expenses**                                 1.36%(a)
     Net expenses                                      .90%(a)
     Expenses reimbursed                              3.36%(a)
Portfolio turnover                                        196%
Average commission rate paid                            $.0488
Net assets, ending (in thousands)                       $3,260
Number of shares outstanding, ending (in thousands)        208

                                                  Period Ended
                                                 September 30,
Class C Shares                                           1997#

Net asset value, beginning                              $15.00
Income from investment operations
     Net investment income (loss)                        (.10)
     Net realized and unrealized gain (loss)               .72
         Total from investment operations                  .62
Distributions from
     Net investment income                                   -
     Net realized gain                                       -
         Total distributions                                 -
Total increase (decrease) in net asset value               .62
Net asset value, ending                                 $15.62

Total return*                                            4.13%
Ratios to average net assets:
     Net investment income (loss)                    (.95%)(a)
     Total expenses**                                 1.47%(a)
     Net expenses                                     1.15%(a)
     Expenses reimbursed                              9.44%(a)
Portfolio turnover                                        196%
Average commission rate paid                            $.0488
Net assets, ending (in thousands)                         $318
Number of shares outstanding, ending (in thousands)         20

(a) annualized
* Total return does not reflect deduction of Class A front-end sales charge. ** Ratio reflects total expenses before reduction for fee paid indirectly; such reductions are included in the ratio of net expenses.
# From January 31, 1997 inception.
N/A Disclosure not applicable to prior periods.

CALVERT GROUP'S FAMILY OF FUNDS

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
NEW! CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWVF International Equity Fund
New Vision Small Cap Fund
New Africa Fund